[MAP OMITTED]




                           THE SOUTH FINANCIAL GROUP

                                 ACQUISITION OF

                                   POINTEBANK


                                October 27, 2004

Forward-Looking Statements, Non-GAAP
Financial Information and Offering Matters


The forward-looking statements being made today are subject to risks and uncertainties. TSFG's actual results may differ materially from those set forth in such forward-looking statements. These statements include, but are not limited to, factors that may affect earnings, return goals, expected financial results for mergers, estimates of merger synergies and merger-related charges, and credit quality assessment. Reference is made to TSFG's reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today's presentation.

This presentation contains certain non-GAAP measures, which TSFG management uses in its analysis of TSFG's performance. TSFG believes presentations of financial measures excluding the impact of these items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core banking operations.

TSFG also provides data eliminating intangibles and related amortization in order to present data on a "cash basis." Operating measures adjust GAAP information to exclude the effects of non-operating items, such as merger-related costs, gains or losses on certain asset sales, and non-operating expenses. Cash basis items exclude intangibles and their amortization. The limitations associated with utilizing operating measures and cash basis information are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP information and operating measures. These disclosures should not be viewed as a substitute for GAAP operating results. A reconciliation of GAAP results and non-GAAP performance measures is provided on our web site, www.thesouthgroup.com, in the Investor Relations section under Financial Information.

The following may be deemed to be offering materials of TSFG in connection with TSFG's proposed acquisition of PNTE, on the terms and subject to the conditions in the Agreement and Plan of Merger, dated October 27, 2004, between TSFG and PNTE. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission ("SEC"). Shareholders of PNTE and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4, which TSFG will file with the SEC in connection with the proposed merger because it will contain important information about TSFG, PNTE, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC web site (http://www.sec.gov) and from TSFG and PNTE as follows: Marsha
L. Smunt, Director of Investor Relations, The South Financial Group, 104 South Main Street, Greenville, SC 29601, Phone: (864) 255-4919, marsha.smunt@thesouthgroup.com; and R. Carl Palmer, Jr., Chairman, President and Chief Executive Officer, Pointe Financial Corporation, 21845 Powerline Road, Boca Raton, Florida 33433, Phone: (561) 368-6300, RCPalmer@pointebank.com.

In addition to the proposed registration statement and proxy statement/prospectus, TSFG files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by TSFG at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C., 20549 or at the SEC's other public reference rooms in New York and Chicago. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. TSFG's filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC's web site at http://www.sec.gov.

Transaction Summary

Fixed merger consideration:                                                 2.554 mm TSFG shares +
                                                                            $24.5 mm cash
% stock / % cash(1):                                                        77/23

Implied PNTE price per share / transaction value(2):
     Based on 10-14 TSFG closing price (agreement in principle date)        $37.25/$92.0 mm
     Based on 30-day average TSFG closing price                             $38.19/$94.5 mm
     Based on 10-27 TSFG closing price                                      $40.90/$101.5 mm

Exchange ratio per share (x) / cash ($)(3):                                   0.9906x/$9.50

Assumed cost saves:                                                         30% of PNTE's core cash non-interest expense base

Assumed merger-related charge:                                              $6.3 mm

EPS accretion / (dilution):
     2006 GAAP                                                              0.8%
     2006 Cash                                                              1.1%

Internal rate of return:                                                    18%

Break-up fee:                                                               $3.5 mm

Due diligence:                                                              Completed

Required approvals:                                                         Regulatory, PNTE shareholders

Board representation:                                                       1 PNTE director to join Mercantile Bank
                                                                            Board of Directors

Expected closing:                                                           Q2 2005

(1) See page 19 for example of pro ration mechanism.
(2) Aggregate transaction value is net of proceeds from assumed exercise of outstanding PNTE options.
(3) Calculated by dividing each of the total number of TSFG shares being issued (2,554,022) and the total cash being paid ($24,493,075) by the total PNTE shares outstanding on a fully diluted basis (2,578,258).

PNTE Overview

*      $430 million Boca Raton, Florida headquartered bank formed in 1993
       - Operates 10 attractive locations in Dade, Broward and Palm Beach counties

*      Complementary banking philosophy
       - Niche community bank focused on the small businesses and professional community of South Florida

*      Well respected and talented employees

*      Strong fundamentals
       -    Solid net interest margin
       -    Attractive loan mix
       -    Pristine asset quality
       -    Low cost core deposits
       -    Strong capital position


[MAP OMITTED]

PNTE Stand-alone Performance


Loans ($mm)

1999    155
2000    176
2001    226
2002    218
2003    256
9/04    280

13% CAGR

-----------------------------------

Deposits ($mm)

1999    146
2000    161
2001    226
2002    254
2003    264
9/04    315

18% CAGR

------------------------------------

Revenue ($mm)

1999    9
2000    10
2001    13
2002    15
2003    16
2004(1) 19

15% CAGR

------------------------------------

Diluted EPS ($)

1999    $0.56
2000    $0.85
2001    $0.81
2002    $0.82
2003    $1.08
2004(1) $1.49

22% CAGR

Source:  PNTE documents

(1) 2004 Revenue and Diluted EPS are annualized based on 2004 YTD as of 9/04; EPS excludes non-recurring legal expenses

                              STRATEGIC RATIONALE

TSFG - Building Franchise Value

*      Consistent with TSFG's disciplined approach to acquisitions:
       -  In-market transaction
       -  Accretive to demographics
       -  Low execution risk
       -  Conservative assumptions
       -  Minimal impact to capital ratios
       -  Accretive to EPS in the first full year
       -  Attractive IRR
       -  Advances 3-year goals


[MAP OMITTED]

Pro Forma Florida Franchise
---------------------------

[MAP OMITTED]



Pro Forma Florida Market Share
------------------------------

                                           Deposits
                                          In Market   Market
Rank          Company        Branches       ($mm)     Share
----          -------        --------     ----------  ------
  1        Bank of America     741         $62,019     20.6%
  2        Wachovia            900          57,435     19.1
  3        SunTrust            447          30,716     10.2
  4        Washington Mutual   169          10,662      3.5
  5        AmSouth             213           7,618      2.5
  6        Regions             145           7,044      2.3
  7        Golden West          49           6,659      2.2
  8        Colonial            137           6,170      2.1
  9        Ohio Savings         15           5,002      1.7
  10       Fifth Third          95           4,474      1.6
  11       Citigroup            35           4,305      1.4
  12       Ocean Bankshares     22           3,878      1.3
  13       Northern Trust       28           3,675      1.2
  [14]     PRO FORMA TSFG       63           3,569      1.2
  14       BankUnited           47           3,422      1.2
  15       BB&T                 92           3,282      1.1
  16       TSFG                 53           3,282      1.1
  17       BankAtlantic         74           3,273      1.1
  18       Fidelity
             Bankshares         42           2,709      0.9
  19       Mercantile
             Servicios          10           2,544      0.9
  20       Third FS&LA          14           2,258      0.8
  21       Everbank              4           2,095      0.7
  22       Synovus              44           2,058      0.7
  23       City National        18           2,039      0.7
  24       Harbor Florida       35           1,772      0.6
  25       Riverside            47           1,607      0.5
  77       Pointe               10             288      0.1


TSFG Geographic Distribution(1)
-------------------------------

Current:
        FL       NC       SC
        40%      10%      50%

Pro Forma:
        FL       NC       SC
        43%      9%       48%


Source:  SNL Financial; FDIC
Note: Deposits and market share as of June 30, 2004, pro forma for acquisitions;
      PNTE includes branch opened August 2004
(1)   % of total deposits by state

Household Growth(1)
-------------------

PNTE(4)                9.5%
Broward                7.2%
Miami-Dade             5.6%
Palm Beach            10.0%
Pro Forma TSFG(5)      8.1%

U.S. Average           5.0%
Southeast Average(3)   7.0%


Average Household Income(2)
---------------------------

PNTE(4)              $76,185
Broward              $63,879
Miami-Dade           $57,143
Palm Beach           $74,304
Pro Forma TSFG(5)    $56,478

U.S. Average         $63,301
Souteast Average(3)  $57,856


Average HH Income Growth(1)
---------------------------

PNTE(4)              10.2%
Broward              13.0%
Miami-Dade           10.2%
Palm Beach           12.1%
Pro Forma TSFG(5)    12.1%
U.S. Average         13.3%
Southeast Average(3) 13.2%

Source:  SNL Financial, Claritas
(1)  Projected growth for the period 2004-2009
(2)  Estimated for 2004
(3)  Southeast average includes the states of AL, FL, GA, MS, NC, SC, TN, VA and
     WV
(4)  Deposit-weighted by zip code
(5)  Deposit-weighted by county

BROWARD COUNTY
--------------

[MAP OMITTED]

                                    Deposits
                                    In Market  Market
Rank     Institution      Branches   ($mm)     Share
----     -----------      --------   -----     -----
1        Bank of America    87       $8,134    26.7%
2        Wachovia           98       6,545     21.5
3        SunTrust           27       2,158      7.1
4        Washington Mutual  27       2,156      7.1
5        Ohio Savings        4       1,743      5.7
6        BankAtlantic       22       1,624      5.3
7        BankUnited         18       1,323      4.3
8        World Savings       7       1,236      4.1
9        Citigroup          11         840      2.8
10       Colonial           15         647      2.1
[18]     PRO FORMA TSFG      3         139      0.5
29       TSFG                1          77      0.3
37       Pointe              2          62      0.2

         Totals            426     $30,504    100.0%

MIAMI-DADE COUNTY
-----------------

[MAP OMITTED]

                                    Deposits
                                    In Market  Market
Rank     Institution      Branches   ($mm)     Share
----     -----------      --------   -----     -----
1        Bank of America   72       $10,509    16.8%
2        Wachovia          73         9,581    15.4
3        SunTrust          27         4,519     7.2
4        Ocean Bankshares  17         3,824     6.1
5        Washington Mutual 48         3,690     5.9
6        Regions           48         3,623     5.8
7        Citigroup         17         2,902     4.7
8        Mercantile
            Servicios       8         2,479     4.0
9        City National     14         1,759     2.8
10       Northern Trust     6         1,483     2.4
[54]     PRO FORMA TSFG     5           103     0.2
54       Pointe             5           103     0.2

         Totals           572       $62,368   100.0%

PALM BEACH COUNTY
-----------------

[MAP OMITTED]

                                     Deposits
                                     In Market  Market
Rank     Institution      Branches    ($mm)     Share
----     -----------      --------    -----     -----
1        Wachovia            103      $6,907    22.3%
2        Bank of America      69       5,526    17.8
3        Washington Mutual    32       2,640     8.5
4        Fidelity
           Bankshares         37       2,461     7.9
5        Ohio Savings          7       2,253     7.3
6        Golden West           9       1,555     5.0
7        SunTrust             28       1,424     4.6
8        Lydian Private Bank   2        948      3.1
9        BankAtlantic         24        839      2.7
10       BankUnited            8        724      2.3
[23]     PRO FORMA TSFG        4        135      0.4
24       Pointe                3        123      0.4
51       TSFG                  1         11      0.0

         Totals              448    $30,988    100.0%


Source:  U.S. Census Bureau, SNL Financial, FDIC
Note: Deposits and market share as of June 30, 2004, pro forma for acquisitions;
      PNTE includes branch opened August 2004

TSFG's Project Methodology Lowers Execution Risk


[GRAPHIC OMITTED]

"Project  methodology  for  mergers  and  acquisitions   supports   integration,
branding"and other conversion processes in 45 - 60 days. Scalable systems instrumental to growth from $3 billion in assets to $11 billion in five years."

"CIO Magazine"
August 15, 2004


                                                                       Target
                                        Deal                            LTM
                          Announce      Value      % of    Est. Cost  Efficiency
Acquisition                 Date        ($mm)      TSFG      Saves      Ratio
--------------------------------------------------------------------------------

Florida Banks              3/18/04      $168        8%        25%        76%

CNB Florida                1/21/04       155        8         20         62%

MountainBank               5/14/03       137        9         20         55%

Central Bank of Tampa      10/3/02        68        3         25         48%

Gulf West                  3/31/02       116        7         25         65%

Anchor Financial           1/10/00       300       28         35         62%

Average                                 $157       11%        25%        61%

Median                                   146        8%        25%        62%



Pointe                    10/27/04      $101        3%        30%        74%


Source:  SNL Financial and Company documents

                             TRANSATION PRICING AND
                                FINANCIAL IMPACT

TSFG Remains Price Disciplined

Announced Florida Transaction Greater than $50mm in 2003 and 2004


                                                                      Price to:
                                                              -------------------------
                                       Announce                 LTM                Tang. Core Deposit
        Buyer/Target                     Date    Deal Value   Earnings    Book     Book    Premium
        ------------                     ----    ----------   --------    ----     ----    --------
Colonial/Union Bank of Florida           Sep-04    $ 233.0     26.8 x     3.1 x    3.1 x    30.5 %
Popular/Kislak Financial                 Aug-04      158.0     22.5 x     2.4 x    2.4 x    24.6 %
Fifth Third/FNB Florida                  Aug-04    1,530.2     42.1 x     2.6 x    6.1 x    38.7 %
FNB Florida/Southern Community           Mar-04      289.8     44.3 x     4.1 x    4.1 x    30.1 %
Whitney/Madison Bancshares               Mar-04       66.4     31.1 x     3.8 x    3.8 x    39.9 %
South Financial/Florida Banks            Mar-04      168.0     36.7 x     2.9 x    2.9 x    32.9 %
SouthTrust/FloridaFirst                  Feb-04      154.0     24.7 x     1.5 x    1.6 x    15.5 %
South Financial/CNB Florida              Jan-04      154.8     23.4 x     2.8 x    3.1 x    19.5 %
Colonial/P.C.B. Bancorp                  Dec-03      143.3     25.2 x     3.3 x    4.2 x    23.2 %
BB&T/Republic Bancshares                 Dec-03      432.6     44.3 x     2.0 x    2.2 x    12.6 %
Alabama National/Indian River            Oct-03      112.8     22.6 x     3.1 x    3.1 x    21.8 %
Synovus/Peoples Florida                  Oct-03       77.6     28.2 x     4.8 x    4.8 x    38.8 %
F.N.B./Charter                           Feb-03      150.3     36.7 x     3.3 x    3.9 x    34.8 %

Average                                                        31.4 x     3.0 x    3.5 x    27.9 %
Median                                                         28.2 x     3.1 x    3.1 x    30.1 %

South Financial/Pointe - 10/14/04(2)     Oct-04     $ 92.0     26.2 x     2.3 x    2.5 x    20.3 %
South Financial/Pointe - 30-day avg.     Oct-04     $ 94.5     26.9 x     2.4 x    2.5 x    21.2 %
South Financial/Pointe - 10/27/04        Oct-04    $ 101.5     28.8 x     2.5 x    2.7 x    23.6 %

Source: SNL Financial and SEC filings
(1) PNTE LTM Earnings excludes non-recurring legal expenses ($0.03 and $0.06 per share impact in Q2 and Q3 2004, respectively)
(2) Agreement in principle date

Conservative Assumptions / Considerable Upside

*      Cost savings identified and achievable in the short-term

       -  30% reduction, which is consistent with past experience

       - Eliminating 30% brings PNTE's efficiency ratio down from 74% to 51%, which is high for a division and slightly higher than TSFG overall

       - Addressing synergies early in TSFG's two most recent deals enabled TSFG to keep its efficiency ratio flat from the second quarter to the third

*      Revenue synergies identified but not included in deal analysis

       - PNTE customers will have access to a much broader array of products and services

       - Increased scale will provide higher lending limits, more branch locations and heightened brand awareness

       - New branch opened in August 2004 has not yet reached profitability but has significant upside

       -  Asset sensitive balance sheet position

       -  Limited non-interest income activity

Financial Impact

Pro Forma Results ($mm, except per share data)

EPS Impact:                                       2006              2007
----------                                        ----              ----
Stand-alone net income
     TSFG(1)                                     $172.1            $192.8
     PNTE(2)                                        5.9               6.6
     Pro forma net income                        $178.1            $199.4
Transaction adjustments (net of tax)
     Add: merger cost savings                      $2.9              $3.0
     Subtract: core deposit amortization            0.7               0.7
     Subtract: other                                0.6               0.5
     Adjusted pro forma GAAP net income          $179.6            $201.2
Cash adjustments (net of tax)
     New amortization                              $0.7              $0.7
     Existing amortization                          3.5               3.0
     Adjusted pro forma cash net income          $183.8            $204.8
Pro forma average diluted share count              72.8              72.8
Pro forma GAAP EPS                                 $2.47             $2.76
     Stand-alone TSFG GAAP EPS                     $2.45             $2.74
Pro forma cash EPS                                 $2.53             $2.81
     Stand-alone TSFG cash EPS                     $2.50             $2.78

GAAP accretion                                      0.8%              0.8%
Cash accretion                                      1.1%              1.1

Capital Impact:
--------------
Pre-acquisition tangible common equity to tangible assets (4/1/05)    6.1%
Pro-forma tangible common equity to tangible assets (4/1/05)          6.0
Pro-forma tangible common equity to tangible assets (12/31/05)        6.4



(1) Based on I/B/E/S median consensus EPS estimate of $2.19 in 2005 grown at the consensus long-term growth rate of 12% for 2006 and 2007 multiplied by 70.3 million average fully diluted shares
(2) Based on PNTE management projections

                                    APPENDIX


Summary PNTE Balance Sheet

($000)
                                     2000        2001          2002         2003        9/04
Balance sheet                        ----        ----          ----         ----        -----
-------------
Cash and balances due               $7,616      $40,655       $35,648      $12,943     $43,862

Investment securities               56,631       57,612        66,009       71,738      96,982

Net loans                          173,848      223,825       214,990      253,415     276,411

Intangible assets                        0        3,461         3,216        2,974       2,793

Other assets                          6,413       7,842         7,444        7,644       8,847

         Total assets               $244,508   $333,395      $327,307     $348,714    $428,895



Deposits                            $161,136   $225,825      $233,501     $263,866    $315,607

Other liabilities                     56,642     79,023        61,475       49,931      76,393
         Total liabilities          $217,778   $304,484      $294,976     $313,797    $392,000



         Total equity                $26,357    $28,530       $33,271      $35,493     $36,895

         Total liabilities & equity  244,508    333,395       327,307      348,714     428,895




Source:  PNTE documents and filings

Complementary Loan and Deposit Books

Pro Forma Composition
---------------------

Deposits
--------

South Financial
---------------
Demand                          26%
Money Market and Savings        38%
Retail CDs                      11%
Jumbo CDs                       24%
TOTAL                          $7.8bn

Pointe
------
Demand                          31%
Money Market and Savings        43%
Retail CDs                      16%
Jumbo CDs                        9%
TOTAL                          $0.3bn

For Forma
---------
Demand                          26%
Money Market and Savings        38%
Retail CDs                      11%
Jumbo CDs                       24%
TOTAL                          $8.1bn


Loans
-----

South Financial
---------------
Commercial RE                  51%
C&I                            26%
Consumer                       22%
Mortgage                        2%
TOTAL                         $8.0bn

Pointe
------
Commercial RE                  38%
C&I                            26%
Consumer                       10%
Mortgage                       25%
TOTAL                         $0.3bn

Pro Forma
---------
Commercial RE                  50%
C&I                            26%
Consumer                       21%
Mortgages                       3%
TOTAL                         $8.3bn

Source: TSFG and PNTE documents and filings; Data as of September 30, 2004


Summary PNTE Income Statement

($000)

                                                                                                 YTD
                          2000               2001             2002              2003             9/04
                          ----               ----             ----              ----             ----
Interest income          $18,545           $21,707          $20,230           $18,444          14,998
Interest expense           9,305            10,453            7,583             5,039           3,404
Net interest income        9,240            11,254           12,647            13,405          11,594

Provision                   $685            $1,296             $811             $(100)           $215

Non-interest income       $1,215            $1,973           $2,541            $2,807           $2,580
Non-interest expense       7,185            10,190           12,126            13,077           10,421

Pre-tax income            $2,462            $2,482           $2,593            $3,671            $3,538
Income taxes                 821               814              829             1,178             1,124
Net income to common      $1,641            $1,668           $1,764            $2,493            $2,414

Diluted EPS                $0.85             $0.81            $0.82             $1.08             $1.02

Adj. diluted EPS(1)        $0.85             $0.81            $0.82             $1.08             $1.11




Source:  PNTE documents and filings
(1) PNTE Adjusted Diluted EPS excludes non-recurring legal expenses ($0.03 and $0.06 per share impact in Q2 and Q3 2004 respectively)


Summary PNTE Asset Quality

($000)

                                                                                                           YTD
Allowance                            2000            2001              2002             2003              9/04
                                     ----            ----              ----             ----              ----
         Beginning balance          $1,331           $1,792            $2,407           $3,519            $3,441

         Provision                     685            1,296               811             (100)              215

         Net Charge-offs              (224)           (1146)              301               22              (336)

         Acquisitions                    0              465                 0                0                 0

         Ending balance             $1,792           $2,407            $3,519           $3,441            $3,320



Ratios
------
                                                                                                           YTD
                                     2000            2001              2002             2003              9/04
                                     ----            ----              ----             ----              ----


         NPAs/loans + OREO           0.88%            0.45%              0.15%           0.28%             0.05%

         Reserves to NPLs             116%             223%             1,075%            470%             2,790%

         Reserves to loans           1.02%            1.06%             1.61%            1.34%              1.19%

         NCOs to average loans       0.14%            0.54%            (0.13)%          (0.01)%             0.17%


Source:  PNTE documents and filings


PNTE Shareholder Pro Ration Examples


                                                    Assumed TSFG Stock Price - Transaction Close
                                             --------------------------------------------------------
                                             $27.00           $29.00          $31.00          $33.00
Aggregate transaction value ($mm)(1)         $89.5            $94.6           $99.7           $104.8

Per PNTE share                               $36.25           $38.23          $40.21           $42.19

Implied stock/cash mix                        74/26            75/25           76/24            77/23

Election example - per share
       - Full pro ration(2)              0.9906x/$9.50     0.9906x/$9.50   0.9906x/$9.50     0.9906x/$9.50
       - 100% stock                         1.3424x           1.3182x         1.2970x          1.2785x
       - 100% cash                           $36.25            $38.23          $40.21           $42.19


(1) Aggregate transaction value is net of proceeds from assumed exercise of outstanding PNTE options
(2) Assuming full pro ration. This is derived by dividing the fixed merger consideration (2.554 mm TSFG shares + $24.5 mm) by the total number of PNTE fully diluted shares




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